MOHR GROWTH ETF

Ticker Symbol: MOHR

ADAPTIVE CORE ETF

Ticker Symbol: RULE

MINDFUL CONSERVATIVE ETF

Ticker Symbol: MFUL

MOHR SECTOR NAV ETF

Ticker Symbol: SNAV

Primary Listing Exchange for the Fund: CBOE BZX Exchange, Inc.

(each a series of the Collaborative Investment Series Trust)

Supplement dated October 20, 2023 to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) of Mohr Growth ETF, Adaptive Core ETF and Mindful Conservative ETF dated February 1, 2023 and the Summary Prospectus, Prospectus and SAI of Mohr Sector Nav ETF dated January 2, 2023, as supplemented.

Effective November 1, 2023, the Summary Prospectus, Prospectus and SAI of Mohr Growth ETF, Adaptive Core ETF, Mindful Conservative ETF and Mohr Sector Nav ETF (collectively the “Funds”) are hereby revised as described below.

Effective November 1, 2023, Tuttle Capital Management, LLC will no longer serve as investment sub-adviser to the Funds. Accordingly, all references to Tuttle Capital Management, LLC in the Funds’ Summary Prospectus, Prospectus and SAI are deleted as of that date.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI dated February 1, 2023, for Mohr Growth ETF, Adaptive Core ETF and Mindful Conservative ETF and the Summary Prospectus, Prospectus and SAI dated January 2, 2023 for Mohr Sector Nav ETF. The Summary Prospectus, Prospectus and SAI provide information that you should know about the Funds before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 464-6608.